                                                                   Exhibit 4(c)



       -----------------------------------------------------------------
       -----------------------------------------------------------------



                          LONG ISLAND LIGHTING COMPANY


                                      and



                      STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee



                              --------------------



                                   DEBENTURES


                             7.125% Series Due 2005



                              --------------------



                          Sixth Supplemental Indenture


                            Dated as of June 1, 1993


                              -------------------





       -----------------------------------------------------------------
       -----------------------------------------------------------------

                 SIXTH SUPPLEMENTAL INDENTURE, dated as of June 1, 1993 (herein called the "Sixth Supplemental Indenture"), between LONG ISLAND LIGHTING COMPANY, a corporation duly organized and existing under the laws of the State of New York (hereinafter called the "Company"), party of the first part, and STATE STREET BANK AND TRUST COMPANY, a corporation duly organized and existing under the laws of the State of Massachusetts (the successor in interest to The Connecticut Bank and Trust Company, National Association), as Trustee under the Original Indenture referred to below (hereinafter called the "Trustee"), party of the second part.

                                  WITNESSETH:

                 WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of November 1, 1986 (hereinafter called the "Original Indenture"; the Original Indenture, as supplemented or amended from time to time, including by this Sixth Supplemental Indenture, is hereinafter sometimes referred to as the "Indenture"), to provide for the issuance from time to time of certain of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture; and

                 WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture; and

                 WHEREAS, the Company desires to create a series of Securities in an aggregate principal amount of up to $200,000,000 to be designated the "Debentures, 7.125% Series Due 2005" (the "Debentures") and all action on the part of the Company necessary to authorize the issuance of the Debentures under the Original Indenture and this Sixth Supplemental Indenture has been duly taken; and

                 WHEREAS, all acts and things necessary to make the Debentures when executed by the Company and completed, authenticated and delivered by the Trustee as in the Original Indenture and this Sixth Supplemental Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

                 NOW, THEREFORE, THIS SIXTH SUPPLEMENTAL INDENTURE WITNESSETH:

                 That in consideration of the premises and of the acceptance and purchase of the Debentures by the holders thereof, and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Debentures, as follows:

                                  ARTICLE ONE
                                  DEFINITIONS

                 The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of Debenture attached hereto as Exhibit A.

                                  ARTICLE TWO
                      TERMS AND ISSUANCE OF THE DEBENTURES

                 Section 201. Issue of Debentures. A series of Securities which shall be designated the "Debentures, 7.125% Series Due 2005" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this Sixth Supplemental Indenture (including the form of Debenture set forth in Exhibit A hereto). The aggregate principal amount of Debentures which may be authenticated and delivered under the Indenture shall not, except as permitted by the provisions of the Indenture, exceed $200,000,000.

                 Section 202. Form of Debentures; Incorporation of Terms. The form of the Debentures shall be substantially in the form of Exhibit A attached hereto, the terms of which are herein incorporated by reference and which are part of this Sixth Supplemental Indenture.

                 Section 203. Place of Payment. The Place of Payment for the Debentures will be initially the office of State Street Bank and Trust Company, National Association in New York City which, at the date hereof, is located at 61 Broadway, Concourse Level, New York, New York 10006.

                                 ARTICLE THREE
                                 MISCELLANEOUS

                 Section 301. Execution as Supplemental Indenture. This Sixth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Sixth Supplemental Indenture forms a part thereof.

                 Section 302. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Sixth Supplemental Indenture by any of the provisions of the Trust Indenture Act of 1939, as amended, such required provision shall control.

                 Section 303. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                 Section 304. Successors and Assigns. All covenants and agreements in this Sixth Supplemental Indenture by the

Company shall bind its successors and assigns, whether so expressed or not.

                 Section 305. Separability Clause. In case any provision in this Sixth Supplemental Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 Section 306. Benefits of Sixth Supplemental Indenture. Nothing in this Sixth Supplemental Indenture or in the Debentures, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders of the Debentures, any benefit or any legal or equitable right, remedy or claim under this Sixth Supplemental Indenture.

                 Section 307. Governing Law. This Sixth Supplemental Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

                 Section 308. Execution and Counterparts. This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Corporate Seal]                                   LONG ISLAND LIGHTING COMPANY



                                               By: /s/ Ralph T. Brandifino
                                                   ----------------------------
                                                       Ralph T. Brandifino
                                                   Senior Vice President-Finance


Attest:


/s/ Herbert M. Leiman
- ---------------------
Assistant Secretary





[Corporate Seal]                                   STATE STREET BANK AND TRUST
                                                      COMPANY, as Trustee



                                                    By: /s/ W. Jeffrey Kramer
                                                        -----------------------
                                                            W. Jeffrey Kramer
                                                        Assistant Vice President


Attest:


/s/ Sheree Mailhot
- ------------------------
Assistant Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NASSAU   )


              On the 24th day of May, 1993, before me personally came Ralph T. Brandifino, to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of Long Island Lighting Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                    /s/ Joanne S. Carr
                                                    ------------------
                                                       Notary Public

                                                       Joanne S. Carr
                                              Notary Public, State of New York
                                                         No. 4881993
                                                  Qualified in Suffolk County
                                              Commission Expires Dec. 29th, 1994


STATE OF CONNECTICUT )
                     )  ss.:
COUNTY OF HARTFORD   )

              On the 25th day of May, 1993, before me personally came W. Jeffrey Kramer, to me known, who, being by me duly sworn, did depose and say that he is an Assistant Vice President of State Street Bank and Trust Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                   /s/ Maryanne Y. Dufresne
                                                   ------------------------
                                                          Notary Public

                                                    MARYANNE Y. DUFRESNE
                                                        NOTARY PUBLIC
                                             MY COMMISSION EXPIRES JULY 31, 1997

                                                                       EXHIBIT A



                          [Form of Face of Debenture]



                          LONG ISLAND LIGHTING COMPANY


                                   DEBENTURE


                             7.125% Series Due 2005


No. __________                                                      $__________


                 LONG ISLAND LIGHTING COMPANY, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________________, or registered assigns, the principal sum of __________________________________ Dollars on June 1, 2005 and to pay
interest thereon from the date of the initial issuance or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing December 1, 1993, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture, at the rate per annum provided in the title hereof on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, in which event notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                 Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: _____________




[Seal]                                     LONG ISLAND LIGHTING COMPANY



                                                  By:
                                                      -------------------------
                                                          [Title:]



                                                  By:
                                                      -------------------------
                                                          [Title:]





              [Form of Trustee's Certificate of Authentication]

                 This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                                  STATE STREET BANK AND TRUST
                                                    COMPANY, as Trustee



                                                  By:
                                                      --------------------------
                                                         Authorized Signature

                         [Form of Reverse of Debenture]


                          LONG ISLAND LIGHTING COMPANY

                                   DEBENTURE

                             7.125% Series Due 2005

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 1, 1986, as supplemented (herein collectively called the "Indenture"), between the Company and State Street Bank and Trust Company (the successor in interest to The Connecticut Bank and Trust Company, National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

                 The Securities of this series are not subject to any sinking fund. The Securities of this series may not be redeemed prior to Maturity.

                 Interest payments for this Security will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day.

                 In certain circumstances described in the Indenture, the Company's obligations in respect of the Securities of this series or in respect of certain covenants made for the benefit of Securities of this series, may be discharged prior to payment, upon the deposit with the Trustee of cash and/or U.S. Government Obligations in the required amount and upon compliance with certain other provisions of the Indenture.

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the

Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 No recourse for the payment of the principal of or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                 This Security shall be governed by and construed in accordance with the laws of the State of New York.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                               [CONFORMED COPY]
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------





                          LONG ISLAND LIGHTING COMPANY


                                      and



                      STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee



                            ----------------------


                                   DEBENTURES


                             6.25% Series Due 2001



                            ----------------------


                         Seventh Supplemental Indenture


                            Dated as of July 1, 1993


                            ----------------------




- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

                 SEVENTH SUPPLEMENTAL INDENTURE, dated as of July 1, 1993 (herein called the "Seventh Supplemental Indenture"), between LONG ISLAND LIGHTING COMPANY, a corporation duly organized and existing under the laws of the State of New York (hereinafter called the "Company"), party of the first part, and STATE STREET BANK AND TRUST COMPANY, a corporation duly organized and existing under the laws of the State of Massachusetts (the successor in interest to The Connecticut Bank and Trust Company, National Association), as Trustee under the Original Indenture referred to below (hereinafter called the "Trustee"), party of the second part.

                                  WITNESSETH:
                 WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of November 1, 1986 (hereinafter called the "Original Indenture"; the Original Indenture, as supplemented or amended from time to time, including by this Seventh Supplemental Indenture, is hereinafter sometimes referred to as the "Indenture"), to provide for the issuance from time to time of certain of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture; and

                 WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture; and

                 WHEREAS, the Company desires to create a series of Securities in an aggregate principal amount of up to $145,000,000 to be designated the "Debentures, 6.25% Series Due 2001" (the "Debentures") and all action on the part of the Company necessary to authorize the issuance of the Debentures under the Original Indenture and this Seventh Supplemental Indenture has been duly taken; and

                 WHEREAS, all acts and things necessary to make the Debentures when executed by the Company and completed, authenticated and delivered by the Trustee as in the Original Indenture and this Seventh Supplemental Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

                 NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH:

                 That in consideration of the premises and of the acceptance and purchase of the Debentures by the holders thereof, and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Debentures, as follows:

                                  ARTICLE ONE
                                  DEFINITIONS

                 The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of Debenture attached hereto as Exhibit A.

                                  ARTICLE TWO
                      TERMS AND ISSUANCE OF THE DEBENTURES

                 Section 201. Issue of Debentures. A series of Securities which shall be designated the "Debentures, 6.25% Series Due 2001" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this Seventh Supplemental Indenture (including the form of Debenture set forth in Exhibit A hereto).

The aggregate principal amount of Debentures which may be authenticated and delivered under the Indenture shall not, except as permitted by the provisions of the Indenture, exceed $145,000,000.

                 Section 202. Form of Debentures; Incorporation of Terms. The form of the Debentures shall be substantially in the form of Exhibit A attached hereto, the terms of which are herein incorporated by reference and which are part of this Seventh Supplemental Indenture.

                 Section 203. Place of Payment. The Place of Payment for the Debentures will be initially the office of State Street Bank and Trust Company, National Association in New York City which, at the date hereof, is located at 61 Broadway, Concourse Level, New York, New York 10006.

                                 ARTICLE THREE
                                 MISCELLANEOUS

                 Section 301. Execution as Supplemental Indenture. This Seventh Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Seventh Supplemental Indenture forms a part thereof.

                 Section 302. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Seventh Supplemental Indenture by any of the provisions of the Trust Indenture Act of 1939, as amended, such required provision shall control.

                 Section 303. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                 Section 304. Successors and Assigns. All covenants and agreements in this Seventh Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                 Section 305. Separability Clause. In case any provision in this Seventh Supplemental Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 Section 306. Benefits of Seventh Supplemental Indenture. Nothing in this Seventh Supplemental Indenture or in the Debentures, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders of the Debentures, any benefit or any legal or equitable right, remedy or claim under this Seventh Supplemental Indenture.

                 Section 307. Governing Law. This Seventh Supplemental Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

                 Section 308. Execution and Counterparts. This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Corporate Seal]                        LONG ISLAND LIGHTING COMPANY



                                        By: /s/ Ralph T. Brandifino
                                            -----------------------
                                                Ralph T. Brandifino
                                            Senior Vice President-Finance


Attest:

/s/ Herbert M. Leiman
- ---------------------
Assistant Secretary




[Corporate Seal]                        STATE STREET BANK AND TRUST COMPANY,
                                          as Trustee



                                        By: /s/ W. Jeffrey Kramer
                                            ---------------------
                                            W. Jeffrey Kramer
                                            Assistant Vice President


Attest:

/s/ V. Glunt
- ------------------------
Assistant Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NASSAU   )


         On the 8th day of July, 1993, before me personally came Ralph T. Brandifino, to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of Long Island Lighting Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                       /s/ Joanne S. Carr
                                       ------------------
                                          Notary Public

                                                Joanne S. Carr
                                        Notary Public, State of New York
                                                  No. 4881993
                                           Qualified in Suffolk County
                                        Commission Expires Dec. 29th, 1994

STATE OF CONNECTICUT )
                     )  ss.:
COUNTY OF HARTFORD   )

         On the 12th day of July, 1993, before me personally came W. Jeffrey Kramer, to me known, who, being by me duly sworn, did depose and say that he is an Assistant Vice President of State Street Bank and Trust Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                        /s/ Maryanne Y. Dufresne
                                        ------------------------
                                               Notary Public

                                                   MARYANNE Y. DUFRESNE
                                                       NOTARY PUBLIC
                                            MY COMMISSION EXPIRES JULY 31, 1997

                                                                       EXHIBIT A



                          [Form of Face of Debenture]


                          LONG ISLAND LIGHTING COMPANY


                                   DEBENTURE


                             6.25% Series Due 2001


No. __________                                                      $__________


                 LONG ISLAND LIGHTING COMPANY, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________________, or registered assigns, the principal sum of __________________________________ Dollars on July 15, 2001 and to pay
interest thereon from the date of the initial issuance or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 1994, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture, at the rate per annum provided in the title hereof on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, in which event notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such

Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                 Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  ____________



[Seal]                                  LONG ISLAND LIGHTING COMPANY



                                        By:
                                             ------------------------------
                                             [Title:]



                                        By:
                                             ------------------------------
                                             [Title:]





               [Form of Trustee's Certificate of Authentication]

                 This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        STATE STREET BANK AND TRUST COMPANY,
                                                     as Trustee



                                        By:
                                             ----------------------------------
                                             Authorized Signature

                         [Form of Reverse of Debenture]


                          LONG ISLAND LIGHTING COMPANY

                                   DEBENTURE

                             6.25% Series Due 2001

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 1, 1986, as supplemented (herein collectively called the "Indenture"), between the Company and State Street Bank and Trust Company (the successor in interest to The Connecticut Bank and Trust Company, National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $145,000,000.

                 The Securities of this series are not subject to any sinking fund. The Securities of this series may not be redeemed prior to Maturity.

                 Interest payments for this Security will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day.

                 In certain circumstances described in the Indenture, the Company's obligations in respect of the Securities of this series or in respect of certain covenants made for the benefit of Securities of this series, may be discharged prior to payment, upon the deposit with the Trustee of cash and/or U.S. Government Obligations in the required amount and upon compliance with certain other provisions of the Indenture.

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 No recourse for the payment of the principal of or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                 This Security shall be governed by and construed in accordance with the laws of the State of New York.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.